UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2010, Roomlinx, Inc., a Nevada corporation (“Roomlinx”), acquired 100% of the membership interests of Canadian Communications, LLC, a Colorado limited liability company (the “Canadian”) for aggregate consideration of $500,000 in cash and the issuance of 270,000 shares of Roomlinx’s common stock, par value $0.001 per share, of which 79,000 are being held back as security for the sellers’ indemnification obligations (the “Holdback Shares”).  Roomlinx, Canadian, Peyton Communications, LLC, Garneau Alliance LLC, Peyton Holdings Corporation and Ed Garneau entered into a Unit Purchase Agreement dated as of October 1, 2010 (the “Purchase Agreement”) providing for the above described transaction.

The Purchase Agreement contains customary representations, warranties and covenants. Except for certain limited matters (including tax matters), the indemnification obligation of the former members of Canadian for breaches of Canadian’s representations and warranties will be subject to a $10,000 aggregate deductible and an aggregate cap of the Holdback Shares. Representations and warranties will generally survive for two years after closing, subject to a longer survival period for certain limited matters (including tax matters).

A copy of the Purchase Agreement is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 2.1.  The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

The summary disclosure above is being furnished to provide information regarding certain of the terms of the Purchase Agreement and the acquisition.  No representation, warranty, covenant or agreement described in the summary disclosure or contained in the Purchase Agreement is, or should be construed as, a representation or warranty by Roomlinx to any investor or covenant or agreement of Roomlinx with any investor.  The representations, warranties, covenants and agreements contained in the Purchase Agreement are solely for the benefit of Roomlinx and the former members of Canadian, represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and are qualified by disclosures between the parties.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the closing of the transactions contemplated by the Purchase Agreement is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed in Item 1.01, the former members of Canadian were entitled to 270,000 shares of Roomlinx common stock in connection with their sale of Canadian.  At their direction, and in consideration of releases of indebtedness and other obligations owed by Canadian, on October 1, 2010, Roomlinx issued (i) 48,000 shares of its Common Stock to Peyton Communications, LLC, (ii) 162,000 shares of its Common Stock to Thunderbird Management Limited Partnership, (iii) 18,000 shares of its Common Stock to AEJM Enterprises Limited Partnership, (v) 42,000 shares of its Common Stock to Garneau Alliance, LLC, each in an offering exempt from the Securities Act registration requirements under Regulation D (Section 501) of the Securities Act of 1933, as amended.

Of the above issued shares, Roomlinx held back for indemnity security purposes the 42,000 shares issued to Garneau Alliance, LLC and 37,000 shares issued to Peyton Communications, LLC.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)

On October 1, 2010, Roomlinx appointed Edouard Garneau as Chief Financial Officer of Roomlinx, Inc, effective immediately.  Edouard Garneau was the President of Canadian.  Effective with Mr. Garneau’s appointment as Chief Financial Officer, Mike Wasik, Roomlinx’s Chief Executive Officer no longer holds the title or responsibilities as Chief Financial Officer.

On October 1, 2010 (the “Effective Date”), Roomlinx entered into an Employment Agreement (the “Employment Agreement”) with Mr. Garneau to serve as Chief Financial Officer. Pursuant to the Employment Agreement, Mr. Garneau’s starting base salary is $150,000 per year. In addition, Mr. Garneau will be eligible for payment of a bonus based on his performance, as, when and in an amount determined by the Compensation Committee and/or the Board of Directors of Roomlinx. Assuming the achievement of all relevant performance criteria and established milestones, Mr. Garneau will have a target annual bonus of at least 100% of his base salary.

In addition, further to the Employment Agreement and as an inducement to acceptance of an offer of employment, on October 1, 2010, pursuant to Roomlinx’s standard stock option award agreement, Mr. Garneau was granted options to purchase 40,000 shares of Roomlinx Common Stock at an exercise price equal to $4.50 per share, the last publicly reported sales price of a share of Roomlinx Common Stock on the Effective Date, vesting equally over a three year period. Mr. Garneau will also be entitled to four weeks paid vacation per year and other benefits offered generally to executives of Roomlinx.

The Employment Agreement may be terminated at any time by either Roomlinx or Mr. Garneau; provided, however, that in the event Mr. Garneau terminates for “Good Reason” or Roomlinx terminates without “Cause”, each as defined in the Employment Agreement, then Mr. Garneau shall, on the fulfillment of certain conditions, be entitled to severance compensation equal to twelve (12) months’ salary. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety.  The foregoing description of the Employment Agreement is qualified in its entirety by reference to Exhibit 10.1 hereto.

Item 8.01 Other Events

On October 5, 2010, Roomlinx issued a Press Release regarding the acquisition of Canadian.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Roomlinx intends to file the financial statements of the business acquired under cover of Form 8K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma Financial Information.

Roomlinx intends to file pro forma financial information under cover of Form 8K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit
2.1
Unit Purchase Agreement, dated as of October 1, 2010, by and among Roomlinx, Inc., Canadian Communications, LLC, Peyton Communications, LLC, Garneau Alliance LLC, Peyton Holdings Corporation and Ed Garneau.

10.1	Employment Agreement dated October 1, 2010 between Roomlinx, Inc. and Edouard Garneau
99.1	Press Release issued by Roomlinx, Inc. on October 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2010	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President and Chief Executive Officer

5